            --------------------------------------------------------
                                       THE
                                   THAI FUND,
                                      INC.
            --------------------------------------------------------






                              FIRST QUARTER REPORT
                                 MARCH 31, 2000
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER






                               THE THAI FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
THAI INVESTMENT ADVISER

The Mutual Fund Public Company Limited
30th-32nd Floor, Lake Rajada Building
193-195 Ratchadaphisek Road
Khlong-Toey, Bangkok 10110 Thailand
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

The Thai Farmers Bank Public Company Limited
1 Soi Thai Farmers
Ratburana Road, Ratburana
Bangkok, Thailand

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
--------

For the three months ended March 31, 2000, The Thai Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -13.66% compared to -17.75% for the U.S. dollar adjusted Securities Exchange of Thailand (SET) Index (the "Index"). For the period from the Fund's commencement of operations on February 16, 1988 through March 31, 2000, the Fund's total return, based on net asset value per share, was -1.53% compared to -20.25% for the Index. On March 31, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $6 1/16, representing a 22.9% premium to the Fund's net asset value per share.


Thailand markets were sold down at the beginning of the year as the investment community anxiously awaited the final ruling of the central bankruptcy court on the solvency of the country's most indebted company, TPI (Thai Petrochemical Industries). On March 15, the Thai bankruptcy court ruled TPI insolvent. This was a step in the right direction, showing commitment to enforce the bankruptcy laws in line with international practices. Prior to this landmark decision, the main criticism of the Thai judicial system was that it interpreted insolvency as liabilities being greater than assets, without taking future income streams and cash flows into account. This rekindled investors' faith in the unduly prolonged debt recovery process. After the ruling, the Thailand market rallied strongly, after being down almost 25% during the first two months of the year. This ruling should facilitate the debt-restructuring process, as Thai banks will now have the upper hand over defaulting debtors in restructuring their non-performing loans (NPLs). We would expect that banks' NPLs would decline gradually over the next few quarters. However, the banking system is still loaded with some `sticky' NPLs which could be non-restructurable. After cleaning up the easier NPLs, there could be 15-20% of loan books left which may be more difficult to resolve. Some bad loans were rescheduled last year and are re-entering the stock of NPLs. Banks are still reluctant to lend and we expect lending to firm up only in the second half of the year. We are still concerned that the capital position of Thai banks may be fragile and they may have to recapitalize several more times if NPLs are not effectively restructured. In March, Bangkok Bank announced plans to raise another 20 billion baht to recapitalize its balance sheet. Despite these longer term concerns, change at the margin for the banking sector is certainly positive for now.

The real economy in Thailand continued to bounce back after two years of deep recession. Buoyed by brisk external sector growth, Thailand closed in the fourth quarter of 1999 with a higher than expected 6.5% GDP growth. GDP growth expectations for the year 2000 exceed 6%. Robust global demand continues to buoy the country's electronic manufacturing and export sectors. Over the last decade, the share of electronic and computer products has risen from 13% of total exports to 27%. The electronics sector in Thailand trades at a much cheaper valuation relative to regional counterparts, and we continue to hold companies like Delta Electronics in the Fund.

Our Fund is also overweight stocks in the media sector as it is likely to be a key beneficiary of economic recovery. Advertisers are coming back strongly as consumption picks up and certain of these companies should see an increase in rates during the first half of the current year. We continue to be positive on telecommunications related stocks. Internet and wireless telephone penetrations in Thailand still remains low relative to other Asian markets and we see this as a great long term growth sector in Thailand.

Overall, the Thailand market offers reasonable value relative to other Asian markets, but returns will be driven by bottom-up stock selection in the medium term.

Sincerely,

/s/ Harold J. Schaaff, Jr.*

Harold J. Schaaff, Jr.*
PRESIDENT AND DIRECTOR

May 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.



--------------------------------------------------------------------------------

DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

* HAROLD J. SCHAAFF, JR. WAS ELECTED PRESIDENT AND DIRECTOR OF THE FUND ON MARCH 20, 2000. MR. SCHAAFF JOINED MORGAN STANLEY DEAN WITTER IN 1989 AND IS A MANAGING DIRECTOR OF MORGAN STANLEY & CO. INCORPORATED AND MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC. HE FORMERLY SERVED AS GENERAL COUNSEL AND SECRETARY OF MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.

The Thai Fund, Inc.
Investment Summary as of March 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                  TOTAL RETURN (%)
                     --------------------------------------------------------------------------
                         MARKET VALUE (1)        NET ASSET VALUE (2)            INDEX (3)
                     -----------------------   -----------------------   ----------------------
                                     AVERAGE                   AVERAGE                  AVERAGE
                     CUMULATIVE       ANNUAL   CUMULATIVE       ANNUAL   CUMULATIVE      ANNUAL
                     ----------      -------   ----------      -------   ----------     -------
Fiscal Year to Date   -22.40%            --     -13.66%            --     -17.75%           --
One Year              -10.19         -10.19%     38.48          38.48%     12.78         12.78%
Five Year             -66.24         -19.52     -76.94         -25.43     -78.58        -26.52
Ten Year              -42.30          -5.35     -48.07          -6.34     -67.69        -10.68
Since Inception*      -21.09          -1.93      -1.53          -0.13     -20.25         -1.85

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                    [GRAPH]

                                                                YEAR ENDED DECEMBER 31,
                                                                                                                        THREE
                                                                                                                        MONTHS
                                                                                                                        ENDED
                                                                                                                       MARCH 31,
                                    1990     1991    1992    1993     1994     1995     1996    1997    1998     1999    2000
                                   -----    -----   -----   -----    -----    -----    -----   -----    -----   -----  ---------
Net Asset Value Per Share.......  $13.08   $15.41  $20.69  $39.42   $28.30   $24.89   $15.63   $3.81    $3.80   $5.71    $4.93
Market Value Per Share..........  $16.00   $16.25  $18.75  $36.88   $22.38   $22.38   $16.38   $5.25    $5.88   $7.81    $6.06
Premium/(Discount)..............   22.3%     5.5%   -9.4%   -6.4%   -20.9%   -10.1%     4.8%   37.8%    54.7%   36.8%    22.9%
Income Dividends................  $ 0.21   $ 0.21      --  $ 0.36   $ 0.35   $ 0.11   $ 0.32   $0.11    $0.19      --       --
Capital Gains Distributions.....  $ 1.68   $ 0.47      --  $ 0.51   $ 4.62   $ 3.38   $ 0.08   $0.12       --      --       --
Fund Total Return (2)...........  -20.44%   23.08%  34.26%  98.90%  -10.40%+  -0.10%  -35.93% -75.17%    2.88%  50.26%  -13.66%
Index Total Return (3)..........  -28.60%   15.80%  24.71%  88.40%  -17.76%   -6.11%  -36.25% -75.54%   22.43%  32.41%  -17.75%


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The U.S. dollar adjusted Securities Exchange of Thailand (SET) Index is a capitalization weighted index of all stocks traded on the Stock Exchange of Thailand, including dividends, expressed in U.S. dollars.
*    The Fund commenced operations on February 16, 1988.
+ This return does not include the effect of the rights issued in connection with the Rights Offering.

The Thai Fund, Inc.
Investment Summary as of March 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DIVERSIFICATION OF TOTAL INVESTMENTS

                                          [CHART]

Equity Securities                         (96.3%)
Short-Term Investments                     (3.7%)

--------------------------------------------------------------------------------
INDUSTRIES

                                          [CHART]

Banks                                      (15.0%)
Beverages                                   (3.8%)
Communications Equipment                    (6.6%)
Construction Materials                     (15.1%)
Diversified Telecommunication Services      (9.9%)
Electronic Equipment & Instruments          (9.0%)
Food Products                               (6.9%)
Media                                       (5.4%)
Oil & Gas                                   (4.1%)
Telecommunication Wireless                  (5.3%)
Other                                      (18.9%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS

                                                  PERCENT
                                                    OF
                                                    NET
                                                  ASSETS
1.  Delta Electronics Public Co., Ltd.              9.0%
2.  Siam Cement Co., Ltd.                           8.9
3.  Thai Farmers Bank Public Co., Ltd.              8.5
4.  Charoen Pokphand Feedmill Co., Ltd.             6.9
5.  Shinawatra Computer Co., Ltd.                   6.6
6.  Siam City Cement Co., Ltd.                      6.2
7.  TelecomAsia Corp. Public Co., Ltd.              5.4
8.  BEC World Co., Ltd.                             5.4
9.  Advanced Information Services Co., Ltd.         5.3
10. Shinawatra Satellite Public Co., Ltd.           4.5
                                                  ------
                                                   66.7%
                                                  ======

FINANCIAL STATEMENTS
------
STATEMENT OF NET ASSETS (UNAUDITED)
------
MARCH 31, 2000

                                                                                 VALUE
                                                         SHARES                  (000)
----------------------------------------------------------------------------------------
     THAI INVESTMENT PLAN (98.8%)
----------------------------------------------------------------------------------------
     THAI COMMON STOCKS(95.1%)
     (Unless Otherwise Noted)
----------------------------------------------------------------------------------------
     AIRLINES(2.4%)
       Thai Airways International Public Co., Ltd.     1,329,900      U.S. $       1,547
                                                                      ------------------
----------------------------------------------------------------------------------------
     AUTO COMPONENTS(0.4%)
       Thai Storage Battery Co., Ltd.                    390,600                    235
                                                                      ------------------
----------------------------------------------------------------------------------------
     BANKS(14.3%)
       Bangkok Bank Public Co., Ltd.                   2,288,750                  2,360
       Siam Commercial Bank Co., Ltd. (Foreign)        1,711,900                  1,460
       Thai Farmers Bank Public Co., Ltd.              6,124,100                  5,546
                                                                      ------------------
                                                                                  9,366
                                                                      ------------------
----------------------------------------------------------------------------------------
     BEVERAGES(3.8%)
       The Serm Suk Co., Ltd.                            869,300                  2,505
                                                                      ------------------
----------------------------------------------------------------------------------------
     CHEMICALS(2.5%)
       National Petrochemical Co., Ltd.                1,526,300                  1,614
                                                                      ------------------
----------------------------------------------------------------------------------------
     COMMUNICATIONS EQUIPMENT(6.6%)
       Shinawatra Computer Co., Ltd.                     627,300                  4,313
                                                                      ------------------
----------------------------------------------------------------------------------------
     CONSTRUCTION MATERIALS(15.1%)
       Siam Cement Co., Ltd.                             416,500                  5,793
       Siam City Cement Co., Ltd.                      1,271,945                  4,069
                                                                      ------------------
                                                                                  9,862
                                                                      ------------------
----------------------------------------------------------------------------------------
     DIVERSIFIED TELECOMMUNICATION SERVICES(9.9%)
       Shinawatra Satellite Public Co., Ltd.           3,409,475                  2,952
       Telecomasia Corp. Public Co., Ltd.              2,534,500                  3,552
                                                                      ------------------
                                                                                  6,504
                                                                      ------------------
----------------------------------------------------------------------------------------
     ELECTRIC UTILITIES(2.5%)
       Electricity Generating Public Co., Ltd.         1,950,800                  1,625
                                                                      ------------------
----------------------------------------------------------------------------------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS(9.0%)
       Delta Electronics Public Co., Ltd.                468,355                  5,920
                                                                      ------------------
----------------------------------------------------------------------------------------
     FOOD & HOUSEHOLD PRODUCTS(1.8%)
       Thai Union Frozen Products Public Co., Ltd.       380,200                  1,176
                                                                      ------------------
----------------------------------------------------------------------------------------
     FOOD PRODUCTS(6.9%)
       Charoen Pokphand Feedmill Co., Ltd.             1,190,948                  4,503
                                                                      ------------------
----------------------------------------------------------------------------------------
     HOUSEHOLD DURABLES(1.8%)
       Compass East Industry Public Co., Ltd.            348,700                  1,180
                                                                      ------------------
----------------------------------------------------------------------------------------
     INSURANCE(1.0%)
       Bangkok Insurance Co., Ltd.                       248,100                    656
                                                                      ------------------
----------------------------------------------------------------------------------------
     MEDIA(5.4%)
       Bec World Co., Ltd.                               480,100                  3,504
                                                                      ------------------
----------------------------------------------------------------------------------------
     OIL & GAS(4.1%)
       Ptt Exploration & Production Public Co.,          527,000                  2,717
         Ltd.
                                                                      ------------------
----------------------------------------------------------------------------------------
     REAL ESTATE(0.6%)
       Golden Land Property Development Public
         Co., Ltd.                                     1,850,000                    421
                                                                      ------------------
----------------------------------------------------------------------------------------
     TEXTILES & APPAREL(1.7%)
       Big C Supercenter Co., Ltd.
       Saha-Union Co., Ltd.                            1,483,600                    441
       Thai Rung Textile Co., Ltd.                           958
       Thai Wacoal Co., Ltd.                             347,013                    670
                                                                      ------------------
                                                                                  1,111
                                                                      ------------------
----------------------------------------------------------------------------------------
     WIRELESS TELECOMMUNICATION SERVICES(5.3%)
       Advanced Information Services Co., Ltd.           335,100                  3,473
                                                                      ------------------
----------------------------------------------------------------------------------------
     TOTAL THAI COMMON STOCKS
       (Cost U.S.$65,753)                                                        62,232
                                                                      ------------------
----------------------------------------------------------------------------------------
                                                         NO. OF                  VALUE
                                                       WARRANTS                  (000)
----------------------------------------------------------------------------------------
     WARRANTS(0.7%)
----------------------------------------------------------------------------------------
     BANKS(0.7%)
       Siam Commercial Bank Public Co., Ltd.,
         Expiring 5/10/02 (Cost U.S.$--@)              1,687,800                    458
                                                                      ------------------
----------------------------------------------------------------------------------------
                                                           FACE
                                                         AMOUNT                  VALUE
                                                          (000)                  (000)
----------------------------------------------------------------------------------------
     FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN(3.0%)
     (INTEREST BEARING DEMAND ACCOUNT)
----------------------------------------------------------------------------------------
       THAI BAHT
        (Cost U.S.$1,903)                         THB     72,500                  1,917
                                                                      ------------------
----------------------------------------------------------------------------------------
     TOTAL THAI INVESTMENT PLAN
       (Cost U.S.$67,656)                                                        64,607
                                                                      ------------------
----------------------------------------------------------------------------------------


                                       5


                                                             FACE
                                                           AMOUNT                 VALUE
                                                            (000)                 (000)
----------------------------------------------------------------------------------------
     SHORT-TERM INVESTMENTS(0.7%)
----------------------------------------------------------------------------------------
     REPURCHASE AGREEMENT(0.7%)
       Chase Securities, Inc., 5.90%, dated
         3/31/00, Due 4/3/00, to be repurchased
         at U.S.$475, collateralized by U.S.$480
         Federal Home Loan Mortgage Corporation,
         5.75%, due 7/15/03 (Cost U.S. $474)      U.S.$      474      U.S.$         474
                                                                      ------------------
----------------------------------------------------------------------------------------
     TOTAL INVESTMENTS(99.5%)
        (Cost U.S.$68,130)                                                       65,081
                                                                      ------------------
----------------------------------------------------------------------------------------
     OTHER ASSETS (0.5%)
       Other Assets                               U.S.$    1,057
       Liabilities                                          (718)                   339
                                                  ---------------     ------------------
----------------------------------------------------------------------------------------
     NET ASSETS (100%)
       Applicable to 13,267,713 issued and
       outstanding U.S.$0.01 par value shares
       (30,000,000 shares authorized)                                 U.S.$       65,420
                                                                      ------------------
----------------------------------------------------------------------------------------
     NET ASSET VALUE PER SHARE                                        U.S.$         4.93
                                                                      ------------------
----------------------------------------------------------------------------------------
     @--Value is less than U.S.$500.



                                       6